UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2018

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 18, 2018, Avid Bioservices, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 45,210,608 shares of the Company’s common stock outstanding (as of the record date of November 27, 2017) and entitled to vote, 37,204,966 shares were present in-person or represented by proxy, representing 82% of the total outstanding shares entitled to vote. The final voting results of each proposal voted on at the Annual Meeting are set forth below. For more information about the proposals set forth below, please refer to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2017.

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the seven nominees named below to serve on the Company’s Board of Directors until the Company’s 2018 Annual Meeting of Stockholders. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark R. Bamforth	18,291,530	750,270	18,163,166
Joseph Carleone, Ph.D.	18,279,401	762,399	18,163,166
Richard B. Hancock	18,322,847	718,953	18,163,166
Roger J. Lias, Ph.D.	18,249,302	792,498	18,163,166
Joel McComb	18,325,118	716,682	18,163,166
Gregory P. Sargen	18,319,520	722,280	18,163,166
Patrick D. Walsh	18,270,723	771,077	18,163,166

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. The votes were as follows:

Votes For	Votes Against	Abstain
36,433,192	640,525	131,249

Proposal No. 3: To Approve, On an Advisory Basis, the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the named executive officers as disclosed in the Company’s definitive proxy statement for its 2017 Annual Meeting of Stockholders. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,178,069	3,625,027	238,704	18,163,166

Proposal No. 4: To Determine, On an Advisory Basis, the Frequency of the Advisory Vote on the Compensation of the Named Executive Officers

The Company’s stockholders voted, on an advisory basis, that the frequency of named executive officer compensation advisory votes should be every year. The votes were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
18,696,750	104,956	174,573	65,521	18,163,166

Based on these voting results, and consistent with the recommendation of the Company’s board of directors (the “Board”), the Board has determined that the Company will hold an advisory vote on named executive officer compensation every year until its next required frequency vote.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: January 18, 2018	By:	/s/ Paul J. Lytle
Paul J. Lytle Chief Financial Officer

3